UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 27, 2004
                ________________________________________________
                Date of Report (Date of earliest event reported)


                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                      1-9259                 94-3008908
________________________________________________________________________________
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)


555 CALIFORNIA STREET, 4TH FLOOR, SAN FRANCISCO, CALIFORNIA             94104
________________________________________________________________________________
         (Address of principal executive offices)                     (Zip Code)


                                 (415) 765-1814
               __________________________________________________
               Registrant's telephone number, including area code


                                  INAPPLICABLE
          ____________________________________________________________
          (Former name or former address if changed since last report)

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

         On May 27, 2004, Airlease Ltd., a California limited partnership (the "Company"), completed the sale of one Boeing 727-2D4 aircraft to Federal Express Corporation, a Delaware corporation (the "Buyer"), pursuant to an Aircraft Sales Agreement, dated as of May 27, 2004 (the "Agreement"), among Wells Fargo Bank Northwest, N.A. as seller owner trustee, the Company and the Buyer. As part of the sale of the aircraft, the Company also sold three engines installed on the aircraft, all parts, components, equipment and accessories used in connection with the aircraft and the engines, and related data and documentation. The total consideration paid by the Seller was $2,544,812.39, $793,850.25 of which was paid to the Company and $1,750,962.14 of which was applied in payment in full of a note collateralized by the aircraft. The total consideration paid by the Seller for the assets sold pursuant to the Agreement was determined through arm's length negotiations between representatives of the Company and the Buyer.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


ITEM 9.           REGULATION FD DISCLOSURE.

         Substantially all of the assets of the Company have been sold. Accordingly, the General Partner of the Company intends, as soon as reasonably practicable, to dissolve the Company, wind up its business and affairs, and terminate the Company's existence. At its next meeting, the Board of Directors of the General Partner of the Company intends to determine whether any further cash distributions will be made to unit holders prior to a final cash distribution which would be made only when the Company has been wound up and liquidated, all liabilities of the Company have been paid and all legal matters have been settled.


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


NUMBER       EXHIBIT

2.1 Aircraft Sales Agreement, dated as of May 27, 2004, among Wells Fargo Bank Northwest, N.A. as seller owner trustee, Airlease Ltd., a California limited partnership, and Federal Express Corporation, a Delaware corporation (exhibits omitted). (The Company agrees to furnish supplementally copies of omitted exhibits to the Securities and Exchange Commission upon request.)



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP

                                 By: Airlease Management Services, Inc.
                                     General Partner



                                 By: /s/ DAVID B. GEBLER
                                     _____________________________________
                                         David B. Gebler
                                         Chairman, Chief Executive Officer

Dated: June 7, 2004


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


                                 EXHIBIT INDEX


Exhibit
Number       Description

2.1 Aircraft Sales Agreement, dated as of May 27, 2004, among Wells Fargo Bank Northwest, N.A. as seller owner trustee, Airlease Ltd., a California limited partnership, and Federal Express Corporation, a Delaware corporation (exhibits omitted). (The Company agrees to furnish supplementally copies of omitted exhibits to the Securities and Exchange Commission upon request.)


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